FDIC-Assisted Acquisition of Columbia River Bank Conference Call January 25, 2010 Exhibit 99.2

Safe Harbor Statement:
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Actual results may differ materially from those currently expected or projected in these forward-looking statements. These forward-looking statements are based on current expectations and assumptions, and we assume no obligation to update these forward-looking statements.
Investors are cautioned not to place undue reliance on these forward-looking statements.
For risks relating to these forward-looking statements and factors that could cause actual results to differ materially from those anticipated, please review Columbia’s latest Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q (including the “Risk Factors”,
“Business” and “Management’s Discussion and Analysis” sections therein) and other filings with the Securities and Exchange Commission.

BRITISH COLUMBIA
CANADA
Vancouver Island
Richmond
Bellingham
Pasayten Wilderness
Saanich
Mount Vernon
Winthrop
Republic
Okanogan
Port Angeles
Forks
Oak Harbor
Everett
WASHINGTON
Olympic N.P.
Shoreline
Redmond
Waterville
Chelan
Bridgeport
Electric City
Davenport
Quinault I.R.
Bremerton
Seattle
Wenatchee
Moses Lake
Hoquiam
Quincy
Ellensburg
Royal City
Rainier N.P.
Othello
Chehalis
Yakima
Connell
South Bend
UNITED STATES
Grandview
Kennewick
Longview
Goldendale
Hermiston
Stevenson
The Dalles
Pendleton
Hillsboro
Gresham
Tillamook
Portland
Moro
Heppner
La Grande
McMinnville
Fossil
Lincoln City
Dallas
Salem
Albany
Newport
Corvallis
Madras
OREGON
Prairie City
Canyon
Redmond
Prineville
Florence
Eugene
Bend
Reedsport

WASHINGTON
PACIFIC
WAHKIAKUM
Castle Rock
Ilwaco
Astoria
Cathlamet
Warrenton
Brownsmead
Longview
Kelso
Klaskanine
Clatskanie
Rainier
COWLITZ
Gearhart
Goble
Kalama
Seaside
CLATSOP
COLUMBIA
Woodland
Vernonia
St. Helens
CLARK
Battle Ground
Nehalem
Scappoose
Manzanita
Nehalem
Salmon Creek
Rockaway Beach
Wheeler
MULTNOMAH
Vancouver
TILLAMOOK
Hillsboro
Garibaldi
Tillamook
WASHINGTON
Aloha
Portland
Tigard
Lake Oswego
Newberg
Oregon City
Cloverdale
Beaver
Dundee
Canby
McMinnville
YAMHILL
OREGON
Neskowin
Sheridan
Woodburn
Rose Lodge
Willamina
Keizer
Hayesville

You'll Notice the Difference.

Columbia River Bank At-A-Glance
Founded: 1977; HQ: The Dalles, OR
Focus: Community driven with “Big
Bank Services”
Employees: 322
Branches: 21 branches in OR and WA
Columbia Banking System, Inc. (52)
Columbia Bancorp (21)

Overview
FDIC-Assisted Transaction:
$1.0 billion in assets (as of Sept. 30, 2009)
$980 million in deposits
Includes approximately $780 million in core deposits
Credit loss protection by the FDIC
$705 million of loans and real estate assets covered
FDIC assumes 80% of the first $206 million of losses
FDIC assumes 95% of losses above $206 million
Approvals:
All regulatory approvals received
Advisor:
Keefe, Bruyette & Woods

Strategic Rationale
Expands Columbia Banking System’s deposit franchise both in Washington and Oregon
Acquisition adds $980 million of deposits and 14 branches in Oregon and 7 in Washington
Core deposits provide additional liquidity
Opportunity to reprice higher cost funds
Anticipate significant cost saves (approximately 25-30%)
Financially compelling for shareholders
Minimal credit exposure with low risk-weighting applied to acquired assets
Meets all internal financial hurdles for IRR and earnings accretion with conservative assumptions

Source:  FDIC as of June 30, 2009
Expanded Deposit Franchise

Materially increases market share in Oregon
Oregon: 26 branches; 5 in the greater Portland area
Washington: 50 branches
Oregon
2009
Rank Institution (ST) Type
Number
of
Branches
Total
Deposits in
Market
($000)
Total
Market
Share
(%)
1 U.S. Bancorp (MN) Bank 191 9,007,285 17.12
2 Bank of America Corp. (NC) Bank 90 7,771,200 14.77
3 Wells Fargo & Co. (CA) Bank 127 6,956,638 13.22
4 JPMorgan Chase & Co. (NY) Bank 105 4,425,418 8.41
5 Umpqua Holdings Corp. (OR) Bank 72 3,733,485 7.10
6 KeyCorp (OH) Bank 68 3,672,834 6.98
7 Sterling Financial Corp. (WA) Bank 67 1,953,421 3.71
8 West Coast Bancorp (OR) Bank 55 1,713,839 3.26
9 Cascade Bancorp (OR) Bank 20 1,588,047 3.02
10 Washington Federal Inc. (WA) Thrift 27 1,253,203 2.38
Pro Forma Company 26 1,028,961 1.95
11 BNP Paribas Group 31 964,618 1.83
12 Columbia Bancorp (OR) Bank 16 812,587 1.54
13 Liberty Financial Group Inc. (OR) Bank HC 16 782,921 1.49
14 PremierWest Bancorp (OR) Bank 24 750,553 1.43
15 Pacific Continental Corp. (OR) Bank 11 672,157 1.28
16 Banner Corp. (WA) Bank 16 566,051 1.08
17 South Valley Bancorp Inc. (OR) Bank HC 20 528,271 1.00
18 Citizens Bancorp (OR) Bank 14 321,945 0.61
19 First FS&LA of McMinnville (OR) Savings Inst 8 287,883 0.55
20 Columbia Commercial Bancorp (OR) Bank 4 284,720 0.54
27 Columbia Banking System Inc. (WA) Bank 10 216,374 0.41
Other Instituitions in Market (37)
130 4,356,394 8.24
Total For Institutions In Market 1,123 52,619,844 100.00
Washington
2009
Rank Institution (ST) Type
Number
of
Branches
Total
Deposits in
Market
($000)
Total
Market
Share
(%)
1 Bank of America Corp. (NC) Bank 239 22,930,816 20.23
2 KeyCorp (OH) Bank 154 9,717,304 8.57
3 JPMorgan Chase & Co. (NY) Bank 189 9,671,136 8.53
4 Wells Fargo & Co. (CA) Bank 159 9,632,965 8.50
5 U.S. Bancorp (MN) Bank 186 9,556,409 8.43
6 Washington Federal Inc. (WA) Thrift 75 4,791,363 4.23
7 Sterling Financial Corp. (WA) Bank 70 4,666,735 4.12
8 Frontier Financial Corp. (WA) Bank 47 3,102,541 2.74
9 Banner Corp. (WA) Bank 66 2,976,945 2.63
10 W.T.B. Financial Corp. (WA) Bank 25 2,576,425 2.27
Pro Forma Company 49 2,369,032 2.09
11 Columbia Banking System Inc. (WA) Bank 42 2,188,696 1.93
12 HomeStreet Inc. (WA) Savings BHC 15 1,692,851 1.49
13 Yakima FS&LA (WA) Savings Inst 10 1,226,540 1.08
14 City Bank (WA) Bank 8 1,094,151 0.97
15 Peoples Bancorp (WA) Bank HC 27 1,053,698 0.93
16 Cascade Financial Corp. (WA) Bank 22 1,002,348 0.88
17 AmericanWest Bancorp. (WA) Bank 32 950,059 0.84
18 First Financial Northwest Inc (WA) Thrift 1 946,014 0.83
19 First Citizens BancShares Inc. (NC) Bank 21 942,191 0.83
20 Cashmere Valley Financial Corp (WA) Bank 10 935,455 0.83
60 Columbia Bancorp (OR) Bank 7 180,336 0.16
Other Instituitions in Market (91) 510 21,498,723 18.99
Total For Institutions In Market 1,916 113,333,701 100.00

Integration Has Already Begun
Seamless Transition
Open for business as usual
COLB representatives in each branch
Columbia Banking System management has formed a dedicated team to lead the integration process
Credit risk management

Columbia River’s Deposit Mix
Average deposit costs:
1.97%
Total Deposits:
$1 Billion
18%
Source: Call Report as of 9/30/09
Q3 2009
Savings
3.0%
Demand &
Other Non-
Interest
Bearing
19.6%
CD’s < $100K
26.4%
CD’s > $100K
22.2%
Now & Money
Market
28.7%

Columbia River’s Loan Portfolio
Average yield on loans:
5.92%
Total Loan Portfolio:
$736 Million
18%
Source: Call Report as of 9/30/09
Q3 2009
CRE
30.3%
Constr. & LD
24.7%
Farm & Other
17.2%
Consumer
1.8%
C&I
14.9%
Multifamily RE
2.0%
1-4 Family RE
9.0%

Transaction Structure
Source: Call Report as of 9/30/09, excludes $7 million in BOLI, $17 million of Deferred
Tax Assets and $510 thousand of securities that the FDIC retained
$ in millions
Loans Acquired $736
Other Assets 317
Total Assets Acquired 1,052
Deposits Assumed 1,010
Other Liabilities 24
Net Acquired Assets 18
Estimated Cash Received from FDIC 40

Pro Forma Capital Ratios*
*Pro Forma capital ratios include estimated fair market value adjustments and are subject to change
COLB Actual Pro Forma*
9/30/2009 9/30/2009
Leverage Capital Ratio 14.79% 10.90%
Tier 1 Risk Based Capital Ratio 17.78               16.05
Total Risk Based Capital Ratio 19.06               17.33
Tangible Common Equity / Tangible Assets 11.52               8.50
Tangible Equity / Tangible Assets 13.93               10.32

Enhances Columbia Banking System Increases Profitability Expands company footprint Adds approximately $780 million of core deposits Improves efficiency Enlarges customer base 12